Exhibit 99.1

GSAA0512 AV1
                  10CPR
                  1x Loss Curve

Period                          Effective    Couponcap
Total      Date       Coupon      Coupon       Rate        Principal        Interest        Cash Flow         Balance
                                                         258,802,000.00   55,027,006.42   313,829,006.42
------   ---------   --------   ----------   ---------   --------------   -------------   --------------   --------------
     0   28-Oct-05    0.00000      0.00000     0.00000               --              --               --   258,802,000.00
     1   25-Nov-05   10.13000      8.16271     6.74455     5,591,118.15    1,643,074.82     7,234,192.96   253,210,881.85
     2   25-Dec-05   10.13000      7.62243     6.29498     5,546,058.69    1,608,402.64     7,154,461.32   247,664,823.16
     3   25-Jan-06   10.13000      7.40546     6.09198     5,495,902.51    1,579,340.12     7,075,242.63   242,168,920.66
     4   25-Feb-06   10.13000      7.43542     6.09204     5,446,190.27    1,550,540.32     6,996,730.60   236,722,730.38
     5   25-Mar-06   10.13000      8.26646     6.74483     5,396,918.10    1,522,000.91     6,918,919.00   231,325,812.29
     6   25-Apr-06   10.13000      7.49870     6.09217     5,348,082.11    1,493,719.57     6,841,801.68   225,977,730.18
     7   25-May-06   10.13000      7.78321     6.29531     5,299,678.47    1,465,694.04     6,765,372.51   220,678,051.71
     8   25-Jun-06   10.13000      7.56688     6.09230     5,251,703.40    1,437,922.04     6,689,625.44   215,426,348.31
     9   25-Jul-06   10.13000      7.85643     6.29545     5,204,153.13    1,410,401.32     6,614,554.45   210,222,195.18
    10   25-Aug-06   10.13000      7.64056     6.09243     5,181,229.78    1,383,129.68     6,564,359.45   205,040,965.40
    11   25-Sep-06   10.13000      7.67985     6.09250     5,134,283.29    1,355,977.91     6,490,261.20   199,906,682.11
    12   25-Oct-06   10.13000      7.97815     6.29565     5,087,752.47    1,329,072.04     6,416,824.52   194,818,929.64
    13   25-Nov-06   10.13000      7.76350     6.09263     5,041,633.67    1,302,409.90     6,344,043.57   189,777,295.97
    14   25-Dec-06   10.13000      8.06834     6.29579     4,995,923.26    1,275,989.33     6,271,912.59   184,781,372.71
    15   25-Jan-07   10.13000      7.85463     6.09277     4,950,617.65    1,249,808.19     6,200,425.84   179,830,755.06
    16   25-Feb-07   10.13000      7.90333     6.09284     4,910,554.04    1,223,864.36     6,134,418.40   174,920,201.02
    17   25-Mar-07   10.13000      8.80661     6.74572     4,866,000.28    1,198,130.35     6,064,130.63   170,054,200.74
    18   25-Apr-07   10.13000      8.00782     6.09298     4,821,841.14    1,172,629.70     5,994,470.84   165,232,359.59
    19   25-May-07   10.13000      8.33270     6.29615     4,778,073.15    1,147,360.37     5,925,433.52   160,454,286.44
    20   25-Jun-07   10.13000      8.12281     6.09312     4,734,692.88    1,122,320.29     5,857,013.17   155,719,593.56
    21   25-Jul-07   10.13000      8.45757     6.29630     4,691,696.91    1,097,507.44     5,789,204.35   151,027,896.65
    22   25-Aug-07   10.13000      8.24994     6.09326     4,678,126.27    1,072,919.80     5,751,046.07   146,349,770.38
    23   25-Sep-07   10.13000      8.31911     6.09334     4,635,604.86    1,048,403.02     5,684,007.88   141,714,165.52
    24   25-Oct-07   10.13000      8.67190     6.29652     4,593,460.07    1,024,108.97     5,617,569.04   137,120,705.45
    25   25-Nov-07   10.13000      8.46941     6.09348     4,551,688.59    1,000,035.68     5,551,724.27   132,569,016.86
    26   25-Dec-07   10.13000      8.83628     6.29667     4,510,287.14      976,181.20     5,486,468.34   128,058,729.72
    27   25-Jan-08   10.13000      8.63807     6.09363     4,469,252.47      952,543.57     5,421,796.05   123,589,477.25
    28   25-Feb-08   10.13000      8.73035     6.09371     4,428,581.35      929,120.89     5,357,702.25   119,160,895.90
    29   25-Mar-08   10.13000      9.43749     6.51404     4,388,270.58      905,911.26     5,294,181.84   114,772,625.31
    30   25-Apr-08   10.13000      8.93347     6.09386     4,348,317.00      882,912.77     5,231,229.77   110,424,308.32
    31   25-May-08   10.13000      9.34711     6.29706     4,308,717.45      860,123.57     5,168,841.02   106,115,590.87
    32   25-Jun-08   10.13000      9.16575     6.09401     4,269,468.82      837,541.79     5,107,010.62   101,846,122.05
    33   25-Jul-08   10.13000      9.60467     6.29722     4,230,568.03      815,165.61     5,045,733.64    97,615,554.01
    34   25-Aug-08   10.13000      9.43390     6.09417     4,192,012.02      792,993.20     4,985,005.22    93,423,541.99
    35   25-Sep-08   10.13000      9.58411     6.09425     4,153,797.75      771,022.75     4,924,820.50    89,269,744.24
    36   25-Oct-08   10.13000     10.07175     6.29747     4,115,922.22      749,252.47     4,865,174.68    85,153,822.03
    37   25-Nov-08   10.13000      9.92379     6.09440     3,807,564.57      727,680.59     4,535,245.16    81,346,257.46
    38   25-Dec-08   10.13000     10.43648     6.29763     3,771,160.94      707,473.49     4,478,634.43    77,575,096.52
    39   25-Jan-09   10.13000     10.29117     6.09457     3,735,081.96      687,457.83     4,422,539.79    73,840,014.56
    40   25-Feb-09   10.13000     10.49992     6.09465     3,699,324.72      667,631.89     4,366,956.61    70,140,689.83
    41   25-Mar-09   10.13000     11.87806     6.74774     3,663,886.34      647,993.99     4,311,880.33    66,476,803.50
    42   25-Apr-09   10.13000     10.98007     6.09481     3,628,763.95      628,542.46     4,257,306.41    62,848,039.55
    43   25-May-09   10.13000     11.63331     6.29806     3,593,954.72      609,275.63     4,203,230.35    59,254,084.84
    44   25-Jun-09   10.13000     11.56687     6.09498     3,559,455.83      590,191.86     4,149,647.69    55,694,629.00
    45   25-Jul-09   10.13000     12.30904     6.29823     3,525,264.51      571,289.52     4,096,554.03    52,169,364.49
    46   25-Aug-09   10.13000     12.30014     6.09515     3,473,378.86      552,566.99     4,025,945.85    48,695,985.63
    47   25-Sep-09   10.13000     12.73753     6.09523     3,439,991.02      534,118.36     3,974,109.38    45,255,994.61
    48   25-Oct-09   10.13000     13.67806     6.29850     3,406,901.01      515,845.33     3,922,746.34    41,849,093.60
    49   25-Nov-09   10.13000     13.81220     6.09541     3,374,106.15      497,746.34     3,871,852.48    38,474,987.45
    50   25-Dec-09   10.13000     14.96515     6.29868     3,341,603.79      479,819.83     3,821,423.61    35,133,383.67
    51   25-Jan-10   10.13000     15.27296     6.09558     3,309,391.29      462,064.26     3,771,455.56    31,823,992.38
    52   25-Feb-10   10.13000     16.21947     6.09567     3,277,466.06      444,478.12     3,721,944.18    28,546,526.32
    53   25-Mar-10   10.13000     19.23446     6.74888     3,245,825.50      427,059.90     3,672,885.40    25,300,700.82
    54   25-Apr-10   10.13000     18.81000     6.09585     3,214,467.04      409,808.09     3,624,275.14    22,086,233.77
    55   25-May-10   10.13000     21.33752     6.29914     3,183,388.15      392,721.22     3,576,109.38    18,902,845.62
    56   25-Jun-10   10.13000     23.08702     6.09603     3,152,586.31      375,797.82     3,528,384.13    15,750,259.31
    57   25-Jul-10   10.13000     27.35471     6.29933     3,122,059.00      359,036.43     3,481,095.43    12,628,200.31
    58   25-Aug-10   10.13000     31.49041     6.09622     3,078,447.77      342,435.61     3,420,883.39     9,549,752.54
    59   25-Sep-10   10.13000     39.65088     6.09631     3,048,610.93      326,064.99     3,374,675.91     6,501,141.61
    60   25-Oct-10   10.13000     57.19327     6.29962     3,019,040.13      309,851.30     3,328,891.44     3,482,101.48
    61   25-Nov-10   10.13000     97.98082     6.09650     2,794,924.18      293,793.17     3,088,717.35       687,177.30
    62   25-Dec-10   10.13000    486.73811     6.29981       687,177.30      278,729.48       965,906.78               --

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA0512 AV1
                  10CPR
                  3x Loss Curve

Period                          Effective    Couponcap
Total      Date       Coupon      Coupon       Rate        Principal        Interest        Cash Flow         Balance
                                                         258,802,000.00   54,237,847.47   313,039,847.47
------   ---------   --------   ----------   ---------   --------------   -------------   --------------   --------------
     0   28-Oct-05    0.00000      0.00000          --               --              --               --   258,802,000.00
     1   25-Nov-05   10.13000      8.16271        6.74     5,591,118.15    1,643,074.82     7,234,192.96   253,210,881.85
     2   25-Dec-05   10.13000      7.62243        6.29     5,546,058.69    1,608,402.64     7,154,461.32   247,664,823.16
     3   25-Jan-06   10.13000      7.40546        6.09     5,495,902.51    1,579,340.12     7,075,242.63   242,168,920.66
     4   25-Feb-06   10.13000      7.43542        6.09     5,446,190.27    1,550,540.32     6,996,730.60   236,722,730.38
     5   25-Mar-06   10.13000      8.26646        6.74     5,396,918.10    1,522,000.91     6,918,919.00   231,325,812.29
     6   25-Apr-06   10.13000      7.49870        6.09     5,348,082.11    1,493,719.57     6,841,801.68   225,977,730.18
     7   25-May-06   10.13000      7.78321        6.30     5,299,678.47    1,465,694.04     6,765,372.51   220,678,051.71
     8   25-Jun-06   10.13000      7.56688        6.09     5,251,703.40    1,437,922.04     6,689,625.44   215,426,348.31
     9   25-Jul-06   10.13000      7.85643        6.30     5,204,153.13    1,410,401.32     6,614,554.45   210,222,195.18
    10   25-Aug-06   10.13000      7.64056        6.09     5,229,641.50    1,383,129.68     6,612,771.18   204,992,553.68
    11   25-Sep-06   10.13000      7.68023        6.09     5,182,225.74    1,355,723.95     6,537,949.69   199,810,327.94
    12   25-Oct-06   10.13000      7.97897        6.30     5,135,229.58    1,328,566.58     6,463,796.16   194,675,098.36
    13   25-Nov-06   10.13000      7.76473        6.09     5,088,649.33    1,301,655.38     6,390,304.71   189,586,449.02
    14   25-Dec-06   10.13000      8.07012        6.30     5,042,481.34    1,274,988.17     6,317,469.50   184,543,967.69
    15   25-Jan-07   10.13000      7.85690        6.09     4,996,721.97    1,248,562.78     6,245,284.75   179,547,245.72
    16   25-Feb-07   10.13000      7.90619        6.09     4,965,889.87    1,222,377.08     6,188,266.95   174,581,355.85
    17   25-Mar-07   10.13000      8.81061        6.75     4,920,795.65    1,196,352.77     6,117,148.42   169,660,560.20
    18   25-Apr-07   10.13000      8.01227        6.09     4,876,100.56    1,170,564.66     6,046,665.22   164,784,459.63
    19   25-May-07   10.13000      8.33824        6.30     4,831,801.08    1,145,010.66     5,976,811.75   159,952,658.55
    20   25-Jun-07   10.13000      8.12918        6.09     4,787,893.74    1,119,688.71     5,907,582.45   155,164,764.81
    21   25-Jul-07   10.13000      8.46530        6.30     4,744,375.08    1,094,596.75     5,838,971.83   150,420,389.73
    22   25-Aug-07   10.13000      8.25866        6.09     4,788,374.90    1,069,732.74     5,858,107.64   145,632,014.83
    23   25-Sep-07   10.13000      8.33009        6.09     4,744,771.53    1,044,637.58     5,789,409.10   140,887,243.30
    24   25-Oct-07   10.13000      8.68585        6.30     4,701,553.77    1,019,770.82     5,721,324.58   136,185,689.53
    25   25-Nov-07   10.13000      8.48573        6.09     4,658,718.23      995,130.43     5,653,848.67   131,526,971.30
    26   25-Dec-07   10.13000      8.85641        6.30     4,616,261.55      970,714.43     5,586,975.98   126,910,709.75
    27   25-Jan-08   10.13000      8.66109        6.09     4,574,180.38      946,520.82     5,520,701.20   122,336,529.37
    28   25-Feb-08   10.13000      8.75737        6.09     4,532,471.42      922,547.64     5,455,019.06   117,804,057.95
    29   25-Mar-08   10.13000      9.47118        6.51     4,491,131.38      898,792.93     5,389,924.31   113,312,926.57
    30   25-Apr-08   10.13000      8.97007        6.09     4,450,157.02      875,254.77     5,325,411.79   108,862,769.55
    31   25-May-08   10.13000      9.39088        6.30     4,409,545.11      851,931.24     5,261,476.35   104,453,224.45
    32   25-Jun-08   10.13000      9.21466        6.09     4,369,292.45      828,820.45     5,198,112.90   100,083,932.00
    33   25-Jul-08   10.13000      9.66294        6.30     4,329,395.88      805,920.50     5,135,316.38    95,754,536.11
    34   25-Aug-08   10.13000      9.49884        6.09     4,289,852.26      783,229.54     5,073,081.81    91,464,683.85
    35   25-Sep-08   10.13000      9.65888        6.09     4,250,658.48      760,745.72     5,011,404.20    87,214,025.37
    36   25-Oct-08   10.13000     10.16076        6.30     4,211,811.45      738,467.20     4,950,278.65    83,002,213.92
    37   25-Nov-08   10.13000     10.02310        6.09     3,894,544.05      716,392.17     4,610,936.23    79,107,669.87
    38   25-Dec-08   10.13000     10.55353        6.30     3,857,163.39      695,721.25     4,552,884.64    75,250,506.48
    39   25-Jan-09   10.13000     10.42063        6.09     3,820,114.71      675,246.86     4,495,361.57    71,430,391.77
    40   25-Feb-09   10.13000     10.64823        6.09     3,783,395.02      654,967.25     4,438,362.27    67,646,996.75
    41   25-Mar-09   10.13000     12.06669        6.75     3,747,001.35      634,880.71     4,381,882.06    63,899,995.40
    42   25-Apr-09   10.13000     11.17648        6.09     3,710,930.77      614,985.51     4,325,916.28    60,189,064.62
    43   25-May-09   10.13000     11.86820        6.30     3,675,180.35      595,279.96     4,270,460.32    56,513,884.27
    44   25-Jun-09   10.13000     11.83120        6.09     3,639,747.21      575,762.38     4,215,509.59    52,874,137.06
    45   25-Jul-09   10.13000     12.62843        6.30     3,604,628.47      556,431.10     4,161,059.58    49,269,508.59
    46   25-Aug-09   10.13000     12.66388        6.10     3,515,855.24      537,284.47     4,053,139.72    45,753,653.34
    47   25-Sep-09   10.13000     13.16298        6.10     3,481,948.18      518,607.79     4,000,555.97    42,271,705.16
    48   25-Oct-09   10.13000     14.19700        6.30     3,448,342.57      500,109.40     3,948,451.97    38,823,362.60
    49   25-Nov-09   10.13000     14.41131        6.10     3,415,035.68      481,787.74     3,896,823.41    35,408,326.92
    50   25-Dec-09   10.13000     15.71296        6.30     3,382,024.81      463,641.22     3,845,666.03    32,026,302.11
    51   25-Jan-10   10.13000     16.16016        6.10     3,349,307.30      445,668.30     3,794,975.60    28,676,994.81
    52   25-Feb-10   10.13000     17.32672        6.10     3,316,880.47      427,867.43     3,744,747.90    25,360,114.34
    53   25-Mar-10   10.13000     20.79832        6.75     3,284,741.71      410,237.09     3,694,978.80    22,075,372.63
    54   25-Apr-10   10.13000     20.66224        6.10     3,252,888.40      392,775.75     3,645,664.15    18,822,484.22
    55   25-May-10   10.13000     23.93830        6.30     3,221,317.95      375,481.93     3,596,799.88    15,601,166.27
    56   25-Jun-10   10.13000     26.67449        6.10     3,190,027.80      358,354.13     3,548,381.93    12,411,138.47
    57   25-Jul-10   10.13000     33.00818        6.30     3,159,015.40      341,390.89     3,500,406.29     9,252,123.07
    58   25-Aug-10   10.13000     40.74136        6.10     3,088,118.95      324,590.73     3,412,709.68     6,164,004.12
    59   25-Sep-10   10.13000     58.05806        6.10     3,058,103.41      308,165.96     3,366,269.37     3,105,900.71
    60   25-Oct-10   10.13000    112.77852        6.30     3,028,354.76      291,899.06     3,320,253.82        77,545.96
    61   25-Nov-10   10.13000   4130.07560        6.10        77,545.96      275,788.63       353,334.59               --
    62   25-Dec-10

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA0512 AV1
                  100 PPC
                  1x Loss Curve

Period                          Effective    Couponcap
Total      Date       Coupon      Coupon       Rate        Principal        Interest        Cash Flow         Balance
                                                         258,802,000.00   23,429,974.34   282,231,974.34
------   ---------   --------   ----------   ---------   --------------   -------------   --------------   --------------
     0   28-Oct-05    0.00000      0.00000     0.00000               --              --               --   258,802,000.00
     1   25-Nov-05   10.13000      8.16271     6.74455     9,882,806.85    1,643,074.82    11,525,881.67   248,919,193.15
     2   25-Dec-05   10.13000      7.64550     6.29506    10,504,640.39    1,585,926.74    12,090,567.13   238,414,552.76
     3   25-Jan-06   10.13000      7.45679     6.09213    11,093,549.74    1,530,888.76    12,624,438.50   227,321,003.01
     4   25-Feb-06   10.13000      7.52373     6.09227    11,652,798.81    1,472,759.64    13,125,558.46   215,668,204.20
     5   25-Mar-06   10.13000      8.41587     6.74518    12,180,223.77    1,411,694.76    13,591,918.53   203,487,980.43
     6   25-Apr-06   10.13000      7.69214     6.09257    12,673,792.69    1,347,860.83    14,021,653.52   190,814,187.73
     7   25-May-06   10.13000      8.05874     6.29581    12,529,766.11    1,281,435.23    13,811,201.34   178,284,421.63
     8   25-Jun-06   10.13000      7.91897     6.09282    12,320,469.23    1,215,741.39    13,536,210.62   165,963,952.40
     9   25-Jul-06   10.13000      8.32322     6.29598    12,021,021.28    1,151,128.47    13,172,149.75   153,942,931.12
    10   25-Aug-06   10.13000      8.20813     6.09295    11,752,884.77    1,088,085.55    12,840,970.31   142,190,046.36
    11   25-Sep-06   10.13000      8.38318     6.09302    11,466,434.59    1,026,448.44    12,492,883.03   130,723,611.77
    12   25-Oct-06   10.13000      8.87044     6.29619    11,186,917.02      966,313.10    12,153,230.12   119,536,694.75
    13   25-Nov-06   10.13000      8.81769     6.09315    10,914,165.14      907,643.19    11,821,808.33   108,622,529.61
    14   25-Dec-06   10.13000      9.39477     6.29633    10,648,016.03      850,403.26    11,498,419.29    97,974,513.58
    15   25-Jan-07   10.13000      9.41789     6.09329    10,388,310.69      794,558.70    11,182,869.39    87,586,202.89
    16   25-Feb-07   10.13000      9.81254     6.09336    10,139,734.68      740,075.72    10,879,810.41    77,446,468.21
    17   25-Mar-07   10.13000     11.40339     6.74629     9,892,335.64      686,895.98    10,579,231.63    67,554,132.56
    18   25-Apr-07   10.13000     10.91621     6.09350     9,650,928.76      635,013.33    10,285,942.09    57,903,203.80
    19   25-May-07   10.13000     12.11117     6.29669     9,415,369.68      584,396.36     9,999,766.04    48,487,834.13
    20   25-Jun-07   10.13000     12.81367     6.09364     9,185,517.51      535,014.42     9,720,531.92    39,302,316.62
    21   25-Jul-07   10.13000     14.86439     6.29683     8,961,234.73      486,837.59     9,448,072.32    30,341,081.88
    22   25-Aug-07   10.13000     16.83454     6.09378     8,771,431.55      439,836.68     9,211,268.23    21,569,650.34
    23   25-Sep-07   10.13000     21.20349     6.09386     8,557,170.53      393,830.85     8,951,001.38    13,012,479.80
    24   25-Oct-07   10.13000     32.17973     6.29706     8,348,103.19      348,948.40     8,697,051.59     4,664,376.62
    25   25-Nov-07   10.13000     75.97625     6.09400     4,664,376.62      305,162.13     4,969,538.75               --

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA0512 AV1
                  100 PPC
                  3x Loss Curve

Period                          Effective    Couponcap
Total      Date       Coupon      Coupon       Rate        Principal        Interest        Cash Flow         Balance
                                                         258,802,000.00   23,398,801.03   282,200,801.03
------   ---------   --------   ----------   ---------   --------------   -------------   --------------   --------------
     0   28-Oct-05    0.00000      0.00000          --               --              --               --   258,802,000.00
     1   25-Nov-05   10.13000      8.16271     6.74455     9,882,806.85    1,643,074.82    11,525,881.67   248,919,193.15
     2   25-Dec-05   10.13000      7.64550     6.29506    10,504,640.39    1,585,926.74    12,090,567.13   238,414,552.76
     3   25-Jan-06   10.13000      7.45679     6.09213    11,093,549.74    1,530,888.76    12,624,438.50   227,321,003.01
     4   25-Feb-06   10.13000      7.52373     6.09227    11,652,798.81    1,472,759.64    13,125,558.46   215,668,204.20
     5   25-Mar-06   10.13000      8.41587     6.74518    12,180,223.77    1,411,694.76    13,591,918.53   203,487,980.43
     6   25-Apr-06   10.13000      7.69214     6.09257    12,673,792.69    1,347,860.83    14,021,653.52   190,814,187.73
     7   25-May-06   10.13000      8.05874     6.29581    12,529,766.11    1,281,435.23    13,811,201.34   178,284,421.63
     8   25-Jun-06   10.13000      7.91897     6.09282    12,320,469.23    1,215,741.39    13,536,210.62   165,963,952.40
     9   25-Jul-06   10.13000      8.32322     6.29598    12,021,021.28    1,151,128.47    13,172,149.75   153,942,931.12
    10   25-Aug-06   10.13000      8.20813     6.09295    11,801,296.49    1,088,085.55    12,889,382.04   142,141,634.63
    11   25-Sep-06   10.13000      8.38396     6.09302    11,513,654.13    1,026,194.48    12,539,848.61   130,627,980.50
    12   25-Oct-06   10.13000      8.87232     6.29619    11,232,973.12      965,811.43    12,198,784.55   119,395,007.38
    13   25-Nov-06   10.13000      8.82092     6.09315    10,959,085.86      906,899.92    11,865,985.78   108,435,921.52
    14   25-Dec-06   10.13000      9.40011     6.29633    10,691,828.76      849,424.33    11,541,253.10    97,744,092.75
    15   25-Jan-07   10.13000      9.42573     6.09329    10,431,042.16      793,349.92    11,224,392.08    87,313,050.60
    16   25-Feb-07   10.13000      9.82418     6.09336    10,191,092.44      738,642.78    10,929,735.22    77,121,958.16
    17   25-Mar-07   10.13000     11.42299     6.74630     9,942,424.85      685,193.61    10,627,618.46    67,179,533.31
    18   25-Apr-07   10.13000     10.94311     6.09350     9,699,780.01      633,048.18    10,332,828.19    57,479,753.29
    19   25-May-07   10.13000     12.15402     6.29669     9,463,012.84      582,174.92    10,045,187.76    48,016,740.46
    20   25-Jun-07   10.13000     12.87961     6.09364     9,231,981.71      532,543.03     9,764,524.73    38,784,758.75
    21   25-Jul-07   10.13000     14.97874     6.29684     9,006,548.41      484,122.43     9,490,670.84    29,778,210.34
    22   25-Aug-07   10.13000     17.03759     6.09379     8,873,711.26      436,883.79     9,310,595.04    20,904,499.09
    23   25-Sep-07   10.13000     21.68431     6.09386     8,656,919.29      390,341.38     9,047,260.67    12,247,579.80
    24   25-Oct-07   10.13000     33.79629     6.29706     8,445,382.08      344,935.63     8,790,317.71     3,802,197.72
    25   25-Nov-07   10.13000     91.82299     6.09401     3,802,197.72      300,639.01     4,102,836.73               --

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

  LOSS CURVE
---------------
Per     Value
---   ---------
  1   0.0000000
  2   0.0000000
  3   0.0000000
  4   0.0000000
  5   0.0000000
  6   0.0000000
  7   0.0000000
  8   0.0000000
  9   0.0000000
 10   0.0041667
 11   0.0041667
 12   0.0041667
 13   0.0041667
 14   0.0041667
 15   0.0041667
 16   0.0050000
 17   0.0050000
 18   0.0050000
 19   0.0050000
 20   0.0050000
 21   0.0050000
 22   0.0100000
 23   0.0100000
 24   0.0100000
 25   0.0100000
 26   0.0100000
 27   0.0100000
 28   0.0100000
 29   0.0100000
 30   0.0100000
 31   0.0100000
 32   0.0100000
 33   0.0100000
 34   0.0100000
 35   0.0100000
 36   0.0100000
 37   0.0100000
 38   0.0100000
 39   0.0100000
 40   0.0100000
 41   0.0100000
 42   0.0100000
 43   0.0100000
 44   0.0100000
 45   0.0100000
 46   0.0066667
 47   0.0066667
 48   0.0066667
 49   0.0066667
 50   0.0066667
 51   0.0066667
 52   0.0066667
 53   0.0066667
 54   0.0066667
 55   0.0066667
 56   0.0066667
 57   0.0066667
 58   0.0041667
 59   0.0041667
 60   0.0041667
 61   0.0041667
 62   0.0041667
 63   0.0041667
 64   0.0041667
 65   0.0041667
 66   0.0041667
 67   0.0041667
 68   0.0041667
 69   0.0041667
 70   0.0025000
 71   0.0025000
 72   0.0025000
 73   0.0025000
 74   0.0025000
 75   0.0025000
 76   0.0025000
 77   0.0025000
 78   0.0025000
 79   0.0025000
 80   0.0025000
 81   0.0025000
 82   0.0020833
 83   0.0020833
 84   0.0020833
 85   0.0020833
 86   0.0020833
 87   0.0020833
 88   0.0020833
 89   0.0020833
 90   0.0020833
 91   0.0020833
 92   0.0020833
 93   0.0020833
 94   0.0020833
 95   0.0020833
 96   0.0020833
 97   0.0020833
 98   0.0020833
 99   0.0020833
100   0.0020833
101   0.0020833
102   0.0020833
103   0.0012500
104   0.0000000